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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 1, 2005
                                                         ----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


    Delaware                       333-120575                     74-2440850
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 (State or other                  (Commission                   (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


       745 Seventh Avenue, 7th Floor
            New York, New York                                       10019
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 (Address of principal executive offices)                           Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)


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ITEM 8.01. Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,747,331,000 in aggregate principal amount Class 1-A1, Class 1-A2A, Class 1-A2B, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class M1-I, Class M2-I, Class M3-I, Class M1-II, Class M2-II, and Class M3-II Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-19XS on August 31, 2005.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of August 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2A, Class 1-A2B, Class 1-A3,
Class 2-A1, Class 2-A2, Class 2-A3, Class M1-I, Class M2-I, Class M3-I,
Class M1-II, Class M2-II, Class M3-II, Class X-I, Class X-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, conventional, first lien, negative amortization residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,754,587,677.76 as of August 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

         The Amended and Restated Trust Agreement is attached hereto as an exhibit.




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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                 Description
-----------                 -----------

      4.1 Amended and Restated Trust Agreement, dated as of August 1, 2005 and amended and restated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STRUCTURED ASSET SECURITIES
                                           CORPORATION


                                           By:    /s/ Michael C. Hitzmann
                                                  -----------------------
                                           Name:  Michael C. Hitzmann
                                           Title: Vice President

Date: November 15, 2005


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                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

    4.1 Amended and Restated Trust Agreement, dated as of August 1, 2005 and amended and restated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.